                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              INVESCO Value Trust
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                (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

INVESCO LOGO
                                                       INVESCO VALUE EQUITY FUND
                                                       INVESCO TOTAL RETURN FUND
                                          (EACH A SERIES OF INVESCO VALUE TRUST)
                                                                  MARCH 23, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholder:

     The attached proxy materials seek your approval to convert the INVESCO Value Equity Fund and the INVESCO Total Return Fund from two separate series of INVESCO Value Trust into two separate series of two different INVESCO entities, each of which is organized as a Maryland corporation, to make certain changes in the fundamental policies of those Funds, to elect trustees of INVESCO Value Trust and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

     YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL PROPOSALS. The conversion of the Funds, which is part of a proposed conversion of other INVESCO Funds that invest in the equity or equity and debt securities of domestic issuers, will streamline and render more efficient the administration of the Funds. The changes to the fundamental investment restrictions of the Funds have been approved by the board of trustees in order to simplify and modernize the Funds' fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed conversion, as well as the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.


                                            Very truly yours,
                                            /s/ Mark H. Williamson
                                            ------------------------------
                                            Mark H. Williamson
                                            President
                                            INVESCO Value Trust
9969

                                                       INVESCO VALUE EQUITY FUND
                                                       INVESCO TOTAL RETURN FUND
                                          (EACH A SERIES OF INVESCO VALUE TRUST)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To The Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of INVESCO Value Equity Fund ("Value Equity Fund") and INVESCO Total Return Fund ("Total Return Fund" and, together with Value Equity Fund, "Funds"), each a series of INVESCO Value Trust ("Value Trust"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the offices of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

        (1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of Value Equity Fund from a series of Value Trust into a separate series of INVESCO Stock Funds, Inc. and an Agreement and Plan of Conversion and Termination providing for the conversion of Total Return Fund from a series of Value Trust into a separate series of INVESCO Combination Stock & Bond Funds, Inc.;

        (2) To approve certain changes to the fundamental investment restrictions of each Fund;

        (3) To elect trustees of Value Trust;

        (4) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

        (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of either Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                            By order of the Board of Trustees,
                                            /s/ Glen A. Payne
                                            -------------------------
                                            Glen A. Payne
                                            Secretary


March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                       INVESCO VALUE EQUITY FUND
                                                       INVESCO TOTAL RETURN FUND
                                          (EACH A SERIES OF INVESCO VALUE TRUST)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO Value Equity Fund ("Value Equity Fund") and INVESCO Total Return Fund ("Total Return Fund" and, together with Value Equity Fund, "Funds"), each a series of INVESCO Value Trust ("Value Trust"), in connection with the solicitation of proxies from shareholders of the Funds by the Board of Trustees of Value Trust ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about March 23, 1999.

     For each Fund, a majority of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Value Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, the notices to a shareholder having more than one account in either Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, Value Equity Fund had 14,650,318.484 shares of common stock outstanding and Total Return Fund had 106,025,334.842 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Funds or from Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $28,100 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.


     COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, OF VALUE EQUITY FUND AND TOTAL RETURN FUND HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Value Equity Fund or Total Return Fund. Trustees and officers of Value Trust own in the aggregate less than 1% of the shares of either Fund.

VOTE REQUIRED

     Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a majority of the outstanding shares of that Fund. Approval of Proposal 2 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that for each Fund Proposal 2 must be approved by the lesser of (i) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. The affirmative vote of a majority of the outstanding voting securities of each Fund present at the Meeting, in person or by proxy, and of a majority of the outstanding voting securities of the other series of Value Trust taken at a concurrent meeting of that series, in the aggregate, is sufficient to approve Proposal 3. Approval of Proposal 4 requires the affirmative vote of a majority of the votes of each Fund present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any

Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

 PROPOSAL 1: TO APPROVE (A) AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
  ("VALUE EQUITY FUND CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF VALUE EQUITY FUND FROM A SEPARATE SERIES OF VALUE TRUST TO A SEPARATE SERIES OF A
 MARYLAND CORPORATION (INVESCO STOCK FUNDS, INC.) AND (B) AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("TOTAL RETURN FUND CONVERSION PLAN") PROVIDING
FOR THE CONVERSION OF TOTAL RETURN FUND FROM A SEPARATE SERIES OF VALUE TRUST TO
 A SEPARATE SERIES OF ANOTHER MARYLAND CORPORATION (INVESCO COMBINATION STOCK &
                               BOND FUNDS, INC.).

     Each Fund is presently organized as a series of Value Trust. The Board, including a majority of its trustees who are not "interested persons," as that term is defined in the 1940 Act, of either Value Trust or INVESCO ("Independent Trustees"), has approved the Value Equity Fund Conversion Plan and the Total Return Fund Conversion Plan (together, "Conversion Plans") in the forms attached to this Proxy Statement as Appendix B and Appendix C, respectively. The Value Equity Fund Conversion Plan provides for the conversion of Value Equity Fund from a separate series of Value Trust, a Massachusetts business trust, to a newly established separate series ("Value Equity New Series") of INVESCO Stock Funds, Inc. ("Stock Funds"), a Maryland corporation ("Value Equity Fund Conversion"). The Total Return Fund Conversion Plan provides for the conversion of Total Return Fund from a separate series of Value Trust to a newly established separate series ("Total Return New Series" and, together with Value Equity New Series, "New Series") of INVESCO Combination Stock & Bond Funds, Inc. ("Combination Stock & Bond Funds"), a Maryland corporation ("Total Return Fund Conversion" and, together with Value Equity Fund Conversion, "Conversions"). Stock Funds and Combination Stock & Bond Funds are collectively the "Companies." THE PROPOSED CONVERSIONS WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS, OFFICERS, OPERATIONS OR THE MANAGEMENT OF EITHER FUND.

     Value Equity New Series and Total Return New Series, neither of which has yet commenced business operations and each of which was established for the purpose of effecting the Value Equity Fund Conversion and the Total Return Fund Conversion, respectively, will carry on the business of Value Equity Fund and Total Return Fund, respectively, following the Conversions and will have investment objectives, policies and restrictions identical to those of Value Equity Fund and Total Return Fund, respectively. The investment objectives, policies and restrictions of each Fund will not change except as approved by the shareholders of each Fund as described in Proposal 2 of this Proxy Statement. Except as described in Appendix D, the rights of the shareholders of each Fund under state law and its governing documents are expected to remain unchanged after the Conversions. Shareholder voting rights with respect to Value Trust and the Companies are currently based on the number of shares owned. The same individuals serve as trustees of Value Trust and directors of the Companies.

     INVESCO, the investment adviser to the Funds, will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of the board of directors of the applicable Company, under management contracts substantially identical to the contracts in effect between INVESCO and each Fund immediately prior to the consummation of the Conversions. INVESCO Capital Management, Inc. ("ICM") will serve as sub-adviser to the New Series and will be primarily responsible for managing each New Series' assets under contracts substantially identical to the contracts in effect between INVESCO and ICM with respect to the Funds immediately prior to the consummation of the Conversions. The distribution agent for the Funds, IDI, will distribute shares of each New Series under General Distribution Agreements substantially identical to the contracts in effect between IDI and each Fund immediately prior to the consummation of the Conversions.

REASONS FOR THE PROPOSED CONVERSIONS


     The Board unanimously recommends conversion of each Fund to a separate series of the applicable Company (i.e., to the applicable New Series). These proposed conversions are part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving each Fund from Value Trust to the applicable Company will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of each Fund. THE PROPOSED CONVERSIONS WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS, OFFICERS, OPERATIONS OR THE MANAGEMENT OF EITHER FUND.


     The proposal to present the Conversion Plans to shareholders was approved by the Board, including all of its Independent Trustees, on August 5, 1998. The Board recommends that shareholders of Value Equity Fund vote FOR approval of the Value Equity Fund Conversion Plan and that shareholders of Total Return Fund vote FOR approval of the Total Return Fund Conversion Plan, each as described below. With respect to Value Equity Fund, such a vote encompasses approval of both: (i) the conversion of Value Equity Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of Value Equity Fund to permit the Value Equity Fund Conversion (see "Temporary Waiver of Investment Restrictions" below). With respect to Total Return Fund, such a vote encompasses approval of both: (i) the conversion of Total Return Fund to a separate series of Combination Stock & Bond Funds; and (ii) a temporary waiver of certain investment limitations of Total Return Fund to permit the Total Return Fund Conversion (see "Temporary Waiver of Investment Restrictions" below). If the shareholders of either Value Equity Fund or Total Return Fund do not approve the Value Equity Fund Conversion or the Total Return Fund Conversion, respectively, each as set forth herein, that Fund will continue to operate as a series of Value Trust.

SUMMARY OF THE CONVERSION PLANS

     The Conversion Plans are substantially identical for both Funds. Accordingly, unless otherwise indicated, the following discussion is applicable to the Value Equity Fund Conversion and the Total Return Fund Conversion. The following summary of the important terms of the Conversion Plans is qualified in its entirety by reference to the Value Equity Fund Conversion Plan and the Total Return Fund Conversion Plan, which are attached as Appendix B and Appendix C, respectively, to this Proxy Statement.

     If the Value Equity Fund Conversion is approved by shareholders of Value Equity Fund, on June 1, 1999 or such later date to which Value Trust and Stock Funds agree (the "Closing Date"), Value Equity Fund will transfer all of its assets to Value Equity New Series in exchange solely for shares of Value Equity New Series ("Value Equity New Series Shares") equal to the number of Value Equity Fund shares ("Value Equity Shares") outstanding on the Closing Date and the assumption by Value Equity New Series of all of the liabilities of Value Equity Fund. Immediately thereafter, Value Equity Fund will constructively distribute to each Value Equity Fund shareholder one Value Equity New Series Share for each Value Equity Share held by the shareholder on the Closing Date, in liquidation of the Value Equity Shares. As soon as is practicable after this distribution of Value Equity New Series Shares, Value Equity Fund will be terminated as a series of Value Trust and will be wound up and liquidated. UPON COMPLETION OF THE VALUE EQUITY FUND CONVERSION, EACH VALUE EQUITY FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL VALUE EQUITY NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER VALUE EQUITY SHARES.

     If the Total Return Fund Conversion is approved by shareholders of Total Return Fund, on the Closing Date, Total Return Fund will transfer all of its assets to Total Return New Series in exchange solely for shares of Total Return New Series ("Total Return New Series Shares" and, together with Value Equity New Series Shares, "New Series Shares") equal to the number of Total Return Fund shares ("Total Return Shares" and, together with Value Equity Shares, "Fund Shares") outstanding on the Closing Date and the assumption by Total Return New Series of all of the liabilities of Total Return Fund. Immediately thereafter, Total Return Fund will constructively distribute to each Total Return Fund shareholder one Total Return New Series Share for each Total Return Share held by the shareholder on the Closing Date, in liquidation of the Total Return Shares. As soon as is practicable after this distribution of Total Return New Series Shares, Total Return Fund will be terminated as a series of Value Trust and will be wound up and liquidated. UPON COMPLETION OF THE TOTAL RETURN FUND CONVERSION, EACH TOTAL RETURN FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TOTAL RETURN NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER TOTAL RETURN SHARES.

     Each Conversion Plan obligates the applicable Company to enter into: (i) a Management Contract with INVESCO for the applicable New Series ("New Management Contract"); and (ii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act ("New 12b-1 Plan") with respect to the applicable New Series (collectively, "New Agreements"). Approval of the applicable Conversion Plan by shareholders of a Fund will authorize Value Trust (which will be issued a single share of each New Series on a temporary basis) to approve the New Agreements with respect to that Fund as sole initial shareholder of the applicable New Series. Each New Agreement will be substantially identical to the corresponding contract or plan in effect with respect to a Fund immediately prior to the Closing Date.

     The New Agreements will take effect on the Closing Date and each will continue in effect through May 15, 2000. Thereafter, each New Management Contract will continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of the directors of the applicable Company who are not "interested persons," as that term is defined in the 1940 Act, of that Company or INVESCO ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the directors of the applicable Company or a majority of the outstanding voting shares of the applicable New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of the Independent Directors of the applicable Company, cast in person at a meeting called for that purpose. Each New Management Contract will be terminable without penalty on sixty days' written notice either by the applicable Company or INVESCO, and will terminate automatically in the event of its assignment. Each New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of the Independent Directors of the applicable Company or a majority of the outstanding voting shares of the applicable New Series.

     The board of directors of each Company will hold office without limit in time except that (i) any director may resign and (ii) a director may be removed at any special meeting of the shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of such Company. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing a board of directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors. Each Company's Board of Directors will call meetings of shareholders as required by the 1940 Act, Maryland law or that Company's Articles of Incorporation or bylaws and at their discretion.

     Assuming each Conversion Plan is approved, it is currently contemplated that the Conversions will become effective on the Closing Date. However, either Conversion may become effective on such other date as Value Trust and the applicable Company may agree in writing. Neither Conversion is conditioned on the occurrence of the other Conversion.

     The obligations of Value Trust and the applicable Company under the applicable Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of a Conversion Plan by the applicable Fund's shareholders, that Conversion Plan may be terminated or amended at any time prior to the Closing Date by action of the trustees of Value Trust or the directors of the applicable Company to provide against unforeseen events, if (i) there is a material breach by the other party of any representation, warranty, or agreement contained in that Conversion Plan to be performed at or prior to the Closing Date or (ii) it reasonably appears that the other party will not or cannot meet a condition of that Conversion Plan. Either Value Trust or the applicable Company may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the applicable Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of the applicable Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

     The transfer agents of Stock Funds and Combination Stock & Bond Funds will establish accounts for the Value Equity New Series shareholders and the Total Return New Series shareholders, respectively, containing the appropriate number and denominations of Value Equity New Series Shares and Total Return New Series Shares, respectively, to be received by each shareholder under the applicable Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds' transfer agent for the Funds' shareholders.

EXPENSES

     The expenses of the Conversion, estimated at approximately $260,000 in the aggregate, will be borne half by INVESCO and half by each Fund and the applicable New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of each Fund, which prohibit that Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting that Fund's ability to carry out its Conversion. By approving the Value Equity Fund Conversion Plan or the Total Return Fund Conversion Plan, shareholders of Value Equity Fund or Total Return Fund, respectively, will be agreeing to waive, only for the purpose of the Value Equity Fund Conversion Plan or the Total Return Fund Conversion Plan, respectively, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FORMS OF ORGANIZATION

     Value Equity Fund and Total Return Fund are two series of Value Trust, an open-end, diversified investment management company. Value Trust was organized on July 15, 1987 under the laws of the Commonwealth of Massachusetts as "INVESCO Institutional Series Trust." On April 5, 1991, the Trust changed its name to Financial Series Trust. On July 1, 1993, Financial Series Trust changed its name to "INVESCO Value Trust." Value Trust does not issue share certificates and is not required to (nor does it) hold annual shareholder meetings.

     Value Equity New Series will be one series of Stock Funds, an open-end, diversified investment management company. Stock Funds was incorporated as "INVESCO Dynamics Fund, Inc." on February 17, 1967 under the laws of the State of Colorado and was reorganized as a Maryland corporation on July 1, 1993. The name of Stock Funds was changed to "INVESCO Capital Appreciation Funds, Inc." on June 26, 1997, to "INVESCO Equity Funds, Inc." on August 28, 1998 and to "INVESCO Stock Funds, Inc." on October 29, 1998. Stock Funds has authorized capital of one billion shares of common stock, par value $0.01 per share, of which one hundred million authorized and unissued shares of common stock have been allocated to Value Equity New Series. Stock Funds does not issue share certificates and is not required to (nor does it) hold annual shareholder meetings.

     Total Return New Series will be one series of Combination Stock & Bond Funds, an open-end, diversified investment management company. Combination Stock & Bond Funds was incorporated as "INVESCO Multiple Asset Funds, Inc." on August 19, 1993 under the laws of the State of Maryland. The name of Combination Stock & Bond Funds was changed to "INVESCO Flexible Funds, Inc." on September 10, 1998 and to "INVESCO Combination Stock & Bond Funds, Inc." on October 29, 1998. Combination Stock & Bond Funds has authorized capital of one billion six hundred million shares of common stock, par value $0.01 per share, of which one hundred million authorized and unissued shares of common stock have been allocated to Total Return New Series. Combination Stock & Bond Funds does not issue share certificates and is not required to (nor does it) hold annual shareholder meetings.

RIGHTS AND OBLIGATIONS OF SHAREHOLDERS

     As noted above, each New Series will be a series of an investment company organized as a Maryland corporation, while each Fund is organized as a series of a Massachusetts business trust. The rights of the shareholders of each Fund, including rights with respect to shareholder meetings, inspection of shareholder lists, and distributions on liquidation of that Fund, are substantially similar to the rights of shareholders of a Maryland corporation. Although shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations, Value Trust's Declaration of Trust, as amended, provides that, generally, no trustee, shareholder, officer, employee or agent of Value Trust will have personal liability for Value Trust's obligations. In addition, Value Trust's Declaration of Trust states that only the property of Value Trust, and not the private property of any trustee, shareholder, officer, employee or agent of Value Trust, shall be used to satisfy any obligation of or claim against Value Trust.

COMPARISON OF LEGAL STRUCTURES

     Comparisons of the material provisions of the Massachusetts statute governing business trusts ("Massachusetts Statute") with the material provisions of the Maryland statute governing corporations ("Maryland Statute") and of the material provisions of Value Trust's Declaration of Trust and bylaws with the material provisions of the Articles of Incorporation and bylaws of each Company are included in Appendix D, which is entitled "Differences in Legal Structures."

TAX CONSEQUENCES OF THE CONVERSIONS

     Value Trust, Stock Funds and Combination Stock & Bond Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversions will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by Value Equity Fund, Total Return Fund, Value Equity New Series, Total Return New Series or the shareholders of either Fund upon: (i) the transfer of the assets of Value Equity Fund or Total Return Fund in exchange solely for Value Equity New Series Shares or Total Return New Series Shares, respectively, and the corresponding assumption by Stock Funds and Combination Stock & Bond Funds on behalf of Value Equity New Series and Total Return New Series, respectively, of the liabilities of Value Equity Fund and Total Return Fund, respectively; or (ii) the distribution of Value Equity New Series Shares or Total Return New Series Shares, as the case may be, to the shareholders of Value Equity Fund or Total Return Fund in liquidation of their Value Equity Shares or Total Return Shares, respectively. The opinion will further provide, among other things, that: (i) a Fund shareholder's aggregate basis for federal income tax purposes in the Value Equity New Series Shares or the Total Return New Series Shares to be received by that shareholder in conjunction with the applicable Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series Shares; and (ii) a Fund shareholder's holding period for his or her New Series Shares will include that shareholder's holding period for his or her Fund Shares, provided that those Fund Shares were held as capital assets at the time of the applicable Conversion.

CONCLUSION

     The Board has concluded that the proposed Value Equity Fund Conversion Plan and Total Return Fund Conversion Plan are in the best interests of the shareholders of the respective Funds. A vote in favor of either the Value Equity Fund Conversion Plan or Total Return Fund Conversion Plan encompasses: (i) approval of the conversion of that Fund to the applicable New Series; (ii) approval of the temporary waiver of certain investment limitations of that Fund to permit the applicable Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Value Trust, as sole initial shareholder of both New Series, to approve: (a) a Management Contract with respect to each New Series between the applicable Company and INVESCO; and (b) a Distribution and Service Plan under Rule 12b-1 with respect to each New Series. Each of the New Agreements is substantially identical to the corresponding contract or plan in effect with the applicable Fund immediately prior to the Closing Date. If approved, the Conversion Plans will take effect on the Closing Date. If the Value Equity Fund Conversion Plan or the Total Return Fund Conversion Plan is not approved, the applicable Fund will continue to operate as a series of Value Trust.

REQUIRED VOTE

     Approval of the Value Equity Fund Conversion Plan requires the affirmative vote of a majority of the outstanding shares of Value Equity Fund. Approval of the Total Return Fund Conversion Plan requires the affirmative vote of a majority of the outstanding shares of Total Return Fund.

                     THE BOARD UNANIMOUSLY RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 1

              PROPOSAL 2: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF EACH FUND

     As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to each Fund's fundamental restrictions in order to simplify and modernize the Funds' fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit trustees and directors to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in either Fund.

     The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

     If approved by the shareholders of Value Equity Fund or Total Return Fund at the Meeting, the proposed changes in that Fund's fundamental restrictions will be adopted by that Fund. The applicable Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

A. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION AND ADOPTION OF CERTAIN NON-FUNDAMENTAL RESTRICTIONS FOR VALUE EQUITY FUND AND TOTAL RETURN FUND.

     Each Fund's current fundamental restriction on industry concentration is as follows:

     Each Fund may not, other than investments by the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of a Fund's investments in such industry would exceed 25% of the value of such Fund's total assets.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. The proposed changes to each Fund's fundamental concentration policy exclude municipal securities from the concentration limitation. There is no such exclusion from the current concentration limitation. A failure to exclude such securities from the concentration policy could hinder a Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

     If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:


     With respect to fundamental restriction ( ), domestic and foreign banking will be considered to be different industries.

     If the proposal is approved, the Board will also adopt a non-fundamental restriction as follows:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multistate agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

B.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION.

     Each Fund's current fundamental restriction on issuer diversification is as follows:

     Each Fund may not, with respect to the total assets of the Value Equity Fund and with respect to seventy-five percent (75%) of the Total Return Fund's total assets, purchase the securities of any one issuer (except cash items and "government issuers" as defined under the 1940 Act), if the purchase would cause a Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow Value Equity Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. (Total Return Fund already has this authority.) Value Equity Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Fund will not own more than 10% of the voting securities of an issuer.

     The amended restriction would give Value Equity Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of Value Equity Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

     The amended fundamental restriction would also permit each Fund to invest without limit in the securities of other investment companies. No Fund has a current intention of doing so, and, as noted below, the 1940 Act imposes restrictions on the extent to which a Fund may invest in the securities of other investment companies. The revision would, however, give each Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change. The ability of mutual funds to invest in other investment companies is currently restricted by rules under the 1940 Act, including a rule limiting all such investments to 10% of a mutual fund's total assets and investment in any one investment company to an aggregate of 5% of the value of the investing fund's total assets and 3% of the total outstanding voting stock of the acquired investment company.

C.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

     Each Fund's current fundamental restriction on underwriting securities is as follows:

     Each Fund may not underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a Fund's portfolio securities.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The purpose of the proposal is to eliminate minor differences in the wording of each Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds.

D. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

     Each Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

     Each Fund may not invest in companies for the purpose of exercising control or management.

     The Board recommends that the shareholders of each Fund vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Funds have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interest of a Fund and its shareholders.

E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL POLICY ON BORROWING.

     Each Fund's current fundamental restriction on borrowing is as follows:

     Each Fund may not issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of a Fund's total assets at the time the borrowing is made.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, each Fund's fundamental restriction is more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which each Fund may borrow money for "temporary or emergency purposes." The proposed revision would eliminate the restrictions on the purposes for which each Fund may borrow money. The proposed revision would also separate each Fund's fundamental restriction on borrowing and issuing senior securities into two fundamental restrictions, a revision that is expected to be standard for all of the INVESCO Funds. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, will maximize each Fund's flexibility for future contingencies.

     If the proposal is approved, the Board will adopt a non-fundamental restriction with respect to borrowing for each Fund as follows:


     The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation( )).


     The non-fundamental restriction reflects each Fund's current policy that borrowing may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by each Fund's current restriction, the non-fundamental restriction would permit each Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. A Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission ("SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings.

     The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize each Fund's flexibility for future contingencies.

F.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUANCE OF SENIOR SECURITIES.

     Currently, each Fund's fundamental restriction on the issuance of senior securities is combined with its restriction on borrowing (see above). To conform each Fund's restriction on the issuance of senior securities (i.e., obligations that have a priority over the Fund's shares with respect to the distribution of Fund assets or the payment of dividends) with those of the other INVESCO Funds, the Board recommends that the shareholders of each Fund vote to adopt the following separate fundamental restriction:

     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize each Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

G. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING OR HYPOTHECATING SECURITIES.

     Each Fund currently has the following fundamental restriction on mortgaging, pledging or hypothecating securities:

     Each Fund may not mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of a Fund's total assets.

     This restriction is derived from a state "blue sky" requirement, which has been preempted by recent amendments of the federal securities laws. Accordingly, the Board recommends that shareholders vote to eliminate this restriction.

H. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES.

     The Funds' current fundamental restrictions on selling short and buying on margin is as follows:

     Each Fund may not sell short, except the Value Equity and Total Return Funds may purchase or sell options or futures contracts, or write, purchase or sell put and call options.

     Each Fund may not buy on margin, except the Value Equity and Total Return Funds may purchase or sell options or futures contracts, or write, purchase or sell put and call options.

     The Board recommends that the shareholders of each Fund vote to eliminate this fundamental restriction. If the proposal is approved, the Board will adopt the following non-fundamental restriction for each Fund:

     The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
     (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments,

     (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits a Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that a borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In a "short sale against the box" transaction, a Fund would engage in a short sale of a security that it already owns or has the right to own. Each Fund's current fundamental restriction prohibits that Fund from purchasing securities on margin or selling short, but does not clearly provide for an exception for transactions requiring margin payments and short positions such as the sale and purchase of futures contracts and options on futures contracts. Even with these exceptions, mutual funds are prohibited from entering into most types of margin purchases and short sales by applicable SEC policies.

     The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide each Fund with greater investment flexibility.

I.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

     Each Fund's current fundamental restriction on real estate investment is as follows:

     Each Fund may not purchase or sell real estate or interests in real estate. Each Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of the Funds' fundamental restrictions on investment in real estate more completely describes the types of real estate-related securities investments that would be permissible for each Fund and would permit each Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which that Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

J.   MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

     Each Fund's current fundamental restriction on the purchase of commodities is as follows:

     Each Fund may not buy or sell commodities contracts (however each Fund may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Funds from purchasing or selling options on individual securities, security indexes, and currencies or financial futures or options on financial futures, or undertaking forward currency contracts.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes to this fundamental restriction for each Fund are intended to conform the restriction to those of the other INVESCO Funds and to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board.

K.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS.

     Each Fund's current fundamental restriction on loans is as follows:

     Each Fund may not make loans to other persons, provided that a Fund may purchase debt obligations consistent with its investment objectives and policies and each Fund may lend limited amounts (not to exceed 10% of their total assets) of their portfolio securities to broker-dealers or other institutional investors.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of the proposal is to conform to the 1940 Act requirements regarding the lending of securities. The Board believes that the adoption of the proposed fundamental restriction is no more limiting than is required under the 1940 Act. In addition, the Board believes the proposal will provide greater flexibility, maximize each Fund's lending capabilities and conform to the fundamental restrictions of other INVESCO Funds on the lending of fund securities.

L. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTING IN ANOTHER INVESTMENT COMPANY AND ADOPTION OF NON-FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES.

     Each Fund's current fundamental policy regarding investment in another investment company is as follows:

     Each Fund may not purchase securities of other investment companies except (i) in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by such a Fund, (ii) no more than 5% of the value of the total assets of such a Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of such a Fund would be invested in the securities of such investment companies. The Trust may invest from time to time a portion of the Funds' cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of such a Fund's assets be so invested. Should such a Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees.


     The Board recommends that the shareholders of each Fund vote to replace this restriction with the following fundamental restriction:


     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     The proposed revision to each Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform restrictions permitting each INVESCO Fund to adopt a "master/feeder" structure whereby one or more INVESCO Funds invests all of its assets in another INVESCO Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administrative costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intends to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by a Fund. The proposed revision would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

     If the proposal is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

     The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Adoption of this non-fundamental policy will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.


M. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INVESTING IN ILLIQUID SECURITIES.

     Each Fund's current fundamental restriction on investment in illiquid securities is as follows:

     Each Fund may not invest in securities for which there are legal or contractual restrictions on resale, except that each of the Funds may invest no more than 2% of the value of its total assets in such securities; or invest in securities for which there is no readily available market, except that each of the Funds may invest no more than 5% of the value of its total assets in such securities.

     The Board recommends that the shareholders of each Fund vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamental restriction for each Fund as follows:

     The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Funds to those of the other INVESCO Funds. Each Fund is currently limited in its ability to invest in illiquid securities. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize each Fund's flexibility for future contingencies. The Board may delegate to INVESCO, the Funds' investment adviser, the authority to determine whether a security is liquid for the purposes of this investment limitation.

REQUIRED VOTE

     Approval of Proposal 2 with respect to Value Equity Fund or Total Return Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 2 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED. ONLY THOSE SPECIFIC PROPOSED CHANGES APPROVED BY THE REQUIRED VOTE WILL BECOME EFFECTIVE. WITH RESPECT TO EACH FUND, IF PROPOSAL 1 IN THIS PROXY STATEMENT IS APPROVED, THE CHANGES APPROVED UNDER PROPOSAL 2 FOR THAT FUND WILL APPLY TO THE APPLICABLE NEW SERIES.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

                PROPOSAL 3: TO ELECT THE TRUSTEES OF VALUE TRUST

     The Board has nominated the individuals identified below for election to the Board at the Meeting. Value Trust currently has ten trustees. Vacancies on the Board are generally filled by appointment by the remaining trustees. However, the 1940 Act provides that vacancies may not be filled by trustees unless thereafter at least two-thirds of the trustees shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten trustees to hold office until the next meeting of shareholders. Consistent with the provisions of Value Trust's bylaws, and as permitted by Massachusetts law, Value Trust does not anticipate holding annual shareholder meetings. Thus, the trustees will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Trustees now being proposed for election were nominated and selected by Independent Trustees. Eight of the ten current trustees are Independent Trustees.

     The persons named as attorneys-in-fact in the enclosed proxy have advised Value Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for trustee, their ages, a description of their principal occupations, the number of the Funds' shares owned by each, and their respective memberships on Board committees are listed in the table below.


                                                                                    NUMBER OF THE
                                                                                   COMPANY'S SHARES
                                                                    TRUSTEE OR    BENEFICIALLY OWNED
                                                                     EXECUTIVE       DIRECTLY OR
                                 PRINCIPAL OCCUPATION AND BUSINESS  OFFICER OF      INDIRECTLY ON
      NAME, POSITION WITH                   EXPERIENCE              VALUE TRUST      DECEMBER 31,       MEMBER OF
     VALUE TRUST, AND AGE          (DURING THE PAST FIVE YEARS)        SINCE           1998(1)          COMMITTEE
-------------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,                Chief Executive Officer and           1993                   0         (3),(5),(6)
Chairman of the Board,           Director of AMVESCAP PLC, London,
Age 63*                          England, and of various
                                 subsidiaries thereof. Chairman of
                                 the Board of INVESCO Global
                                 Health Sciences Fund.

FRED A. DEERING,                 Trustee of INVESCO Global Health      1993            6997.448         (2),(3),(5)
Vice Chairman of the Board,      Sciences Fund. Formerly, Chairman
Age 71                           of the Executive Committee and
                                 Chairman of the Board of Security
                                 Life of Denver Insurance Company,
                                 Denver, Colorado; Director of ING
                                 America Holdings Company, and
                                 First ING American Life Insurance
                                 Company of New York.

MARK H. WILLIAMSON,              President, Chief Executive            1998                   0             (3),(5)
President, Chief Executive       Officer, and Director, INVESCO
Officer, and Trustee,            Distributors Inc.; President,
Age 47*                          Chief Executive Officer, and
                                 Director, INVESCO; President,
                                 Chief Operating Officer, and
                                 Trustee, INVESCO Global Health
                                 Sciences Fund. Formerly, Chairman
                                 of the Board and Chief Executive
                                 Officer, NationsBanc Advisors,
                                 Inc. (1995-1997); Chairman of the
                                 Board, NationsBanc Investments,
                                 Inc. (1997-1998).

                                                                                    NUMBER OF THE
                                                                                   COMPANY'S SHARES
                                                                    TRUSTEE OR    BENEFICIALLY OWNED
                                                                     EXECUTIVE       DIRECTLY OR
                                 PRINCIPAL OCCUPATION AND BUSINESS  OFFICER OF      INDIRECTLY ON
      NAME, POSITION WITH                   EXPERIENCE              VALUE TRUST      DECEMBER 31,       MEMBER OF
     VALUE TRUST, AND AGE          (DURING THE PAST FIVE YEARS)        SINCE           1998(1)          COMMITTEE
-------------------------------------------------------------------------------------------------------------------
DR. VICTOR L. ANDREWS,           Professor Emeritus, Chairman          1993              44.099         (4),(6),(8)
Trustee,                         Emeritus and Chairman of the CFO
Age 68                           Roundtable of the Department of
                                 Finance of Georgia State
                                 University, Atlanta, Georgia and
                                 President, Andrews Financial
                                 Associates, Inc. (consulting
                                 firm). Formerly, member of the
                                 faculties of the Harvard Business
                                 School and the Sloan School of
                                 Management of MIT. Dr. Andrews is
                                 also a director of the Sheffield
                                 Funds, Inc.

BOB R. BAKER,                    President and Chief Executive         1993              44.099         (3),(4),(5)
Trustee,                         Officer of AMC Cancer Research
Age 62                           Center, Denver, Colorado, since
                                 January 1989; until December
                                 1988, Vice Chairman of the Board,
                                 First Columbia Financial
                                 Corporation, Englewood, Colorado.
                                 Formerly, Chairman of the Board
                                 and Chief Executive Officer of
                                 First Columbia Financial
                                 Corporation.

LAWRENCE H. BUDNER,              Trust Consultant; Prior to June       1993              44.099         (2),(6),(7)
Trustee,                         1987, Senior Vice President and
Age 68                           Senior Trust Officer, InterFirst
                                 Bank, Dallas, Texas.

                                                                                    NUMBER OF THE
                                                                                   COMPANY'S SHARES
                                                                    TRUSTEE OR    BENEFICIALLY OWNED
                                                                     EXECUTIVE       DIRECTLY OR
                                 PRINCIPAL OCCUPATION AND BUSINESS  OFFICER OF      INDIRECTLY ON
      NAME, POSITION WITH                   EXPERIENCE              VALUE TRUST      DECEMBER 31,       MEMBER OF
     VALUE TRUST, AND AGE          (DURING THE PAST FIVE YEARS)        SINCE           1998(1)          COMMITTEE
-------------------------------------------------------------------------------------------------------------------
DR. WENDY LEE GRAMM,             Self-employed (since 1993).           1997             705.139             (4),(8)
Trustee,                         Professor of Economics and Public
Age 54                           Administration, University of
                                 Texas at Arlington. Formerly,
                                 Chairman, Commodities Futures
                                 Trading Commission (1988-1993);
                                 Administrator for Information and
                                 Regulatory Affairs, Office of
                                 Management and Budget
                                 (1985-1988); Executive Director,
                                 Presidential Task Force on
                                 Regulatory Relief; Director,
                                 Federal Trade Commission's Bureau
                                 of Economics. Director of the
                                 Chicago Mercantile Exchange;
                                 Enron Corporation; IBP, Inc.;
                                 State Farm Insurance Company;
                                 Independent Women's Forum;
                                 International Republic Institute;
                                 and the Republican Women's
                                 Federal Forum.

KENNETH T. KING,                 Presently retired. Formerly,          1993              44.099        (2),(3),(5),(6),(7)
Trustee,                         Chairman of the Board, The
Age 73                           Capitol Life Insurance Company,
                                 Providence Washington Insurance
                                 Company, and Director of numerous
                                 U.S. subsidiaries thereof.
                                 Formerly, Chairman of the Board,
                                 The Providence Capitol Companies
                                 in the United Kingdom and
                                 Guernsey. Until 1987, Chairman of
                                 the Board, Symbion Corporation.

                                                                                    NUMBER OF THE
                                                                                   COMPANY'S SHARES
                                                                    TRUSTEE OR    BENEFICIALLY OWNED
                                                                     EXECUTIVE       DIRECTLY OR
                                 PRINCIPAL OCCUPATION AND BUSINESS  OFFICER OF      INDIRECTLY ON
      NAME, POSITION WITH                   EXPERIENCE              VALUE TRUST      DECEMBER 31,       MEMBER OF
     VALUE TRUST, AND AGE          (DURING THE PAST FIVE YEARS)        SINCE           1998(1)          COMMITTEE
-------------------------------------------------------------------------------------------------------------------
JOHN W. MCINTYRE,                Presently retired. Formerly, Vice     1995              44.099        (2),(3),(5),(7)
Trustee,                         Chairman of the Board, The
Age 68                           Citizens and Southern
                                 Corporation; Chairman of the
                                 Board and Chief Executive
                                 Officer, The Citizens and
                                 Southern Georgia Corporation;
                                 Chairman of the Board and Chief
                                 Executive Officer, The Citizens
                                 and Southern National Bank.
                                 Trustee of INVESCO Global Health
                                 Sciences Fund and Gables
                                 Residential Trust, Employee's
                                 Retirement System of Georgia,
                                 Emory University, and J.M. Tull
                                 Charitable Foundation; Director
                                 of Kaiser Foundation Health Plans
                                 of Georgia, Inc.

DR. LARRY SOLL,                  Presently retired. Formerly,          1997              44.099             (4),(8)
Trustee,                         Chairman of the Board (1987-
Age 56                           1994), Chief Executive Officer
                                 (1982-1989 and 1993-1994) and
                                 President (1982-1989) of Synergen
                                 Inc. Director of Synergen Inc.
                                 since incorporation in 1982.
                                 Director of Isis Pharmaceuticals,
                                 Inc. Trustee of INVESCO Global
                                 Health Sciences Fund.


---------------

 * Because of his affiliation with INVESCO, the Funds' investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Value Trust, as that term is defined in the 1940 Act.

(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

(2) Member of the Audit Committee

(3) Member of the Executive Committee

(4) Member of the Management Liaison Committee

(5) Member of the Valuation Committee

(6) Member of the Compensation Committee

(7) Member of the Soft Dollar Brokerage Committee

(8) Member of the Derivative Committee

     The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Trustees, and compensation, executive, and valuation committees consisting of Independent Trustees and non-independent trustees. The Board does not have a nominating committee. The audit committee, consisting of four Independent Trustees, meets quarterly with Value Trust's independent accountants and executive officers of Value Trust. This committee reviews the accounting principles being applied by Value Trust in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Value Trust's business, except for certain powers which, under applicable law and/or Value Trust's bylaws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Value Trust, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of Value Trust's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by Value Trust's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Trustee receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Trustee receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.


     During the past fiscal year, the Board met five times, the audit committee met four times, the executive committee did not meet, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met twice. During Value Trust's last fiscal year, each trustee nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

     The Independent Trustees nominate individuals to serve as Independent Trustees, without any specific nominating committee. The Board ordinarily will not consider unsolicited trustee nominations recommended by the Funds' shareholders. The Board, including its Independent Trustees, unanimously approved the nomination of the foregoing persons to serve as trustees and directed that the election of these nominees be submitted to each Fund's shareholders.

     The following table sets forth information relating to the compensation paid to trustees during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
                     FISCAL YEAR BY VALUE TRUST TO TRUSTEES


                                              PENSION OR RETIREMENT                      TOTAL COMPENSATION FROM
                              AGGREGATE        BENEFITS ACCRUED AS    ESTIMATED ANNUAL     VALUE TRUST AND THE
                          COMPENSATION FROM   PART OF VALUE TRUST'S    BENEFITS UPON     OTHER 14 INVESCO FUNDS
NAME OF PERSON, POSITION   VALUE TRUST(1)          EXPENSES(2)         RETIREMENT(3)       PAID TO TRUSTEES(1)
----------------------------------------------------------------------------------------------------------------
Fred A. Deering,
  Vice Chairman of the
  Board and Trustee            $ 9,418               $ 5,735              $ 3,680               $103,700
Dr. Victor L. Andrews,
  Trustee                      $ 9,004               $ 5,420              $ 4,260               $ 80,350
Bob R. Baker,
  Trustee                      $ 9,568               $ 4,840              $ 5,709               $ 84,000
Lawrence H. Budner,
  Trustee                      $ 8,697               $ 5,420              $ 4,260               $ 79,350
Daniel D. Chabris(4),
  Trustee                      $ 9,106               $ 5,858              $ 3,179               $ 70,000
Kenneth T. King,
  Trustee                      $ 8,085               $ 5,956              $ 3,338               $ 77,050
John W. McIntyre,
  Trustee                      $ 8,486               $     0              $     0               $ 98,500
Dr. Wendy L. Gramm,
  Trustee                      $ 8,368               $     0              $     0               $ 79,000
Dr. Larry Soll, Trustee        $ 8,486               $     0              $     0               $ 96,000
                               -------               -------              -------               --------
TOTAL                          $79,218               $33,229              $24,426               $767,950
                               =======               =======              =======               ========
AS A PERCENTAGE OF NET
ASSETS                          0.0027%(5)            0.0011%(5)                                  0.0035%(6)


---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Trustee members of the committees of Value Trust receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the trustees.

(3) These figures represent Value Trust's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the trustees' retirement, calculated using the current method of allocating trustee compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the trustees will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective trustees. This results in lower estimated benefits for trustees who are closer to retirement and higher estimated benefits for trustees who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these trustees has served as trustee or director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.


(4) Mr. Chabris retired as a trustee effective September 30, 1998.

(5) Total as a percentage of Value Trust's net assets as of August 31, 1998.


(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.


     Value Trust pays its Independent Trustees, Board vice chairman, committee chairmen and committee members the fees described above. Value Trust also reimburses its Independent Trustees for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Trustee, as "interested persons" of Value Trust and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any trustee's fees or other compensation from Value Trust or other INVESCO Funds for their services as directors or trustees.

     The overall direction and supervision of Value Trust is the responsibility of the Board, which has the primary duty of ensuring that Value Trust's general investment policies and programs are adhered to and that Value Trust is properly administered. The officers of Value Trust, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Value Trust. INVESCO, as investment adviser of Value Trust, and INVESCO Capital Management ("ICM"), as sub-adviser, have the primary responsibility for making investment decisions on behalf of Value Trust. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and trustees of Value Trust hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., and INVESCO Treasurer's Series Trust.

     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Trustee") is entitled to receive, upon termination of service as trustee (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Trustee at the time of his or her retirement (the "Basic Benefit"). Commencing with any such trustee's second year of retirement, and commencing with the first year of retirement of any trustee whose retirement has been extended by the Board for three years, a Qualified Trustee shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Trustee's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Trustee dies or becomes disabled after age 72 and before age 74 while still a trustee of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Trustee becomes disabled or dies either prior to age 72 or during his or her 74th year while still a trustee of the Funds, the trustee will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three trustees who are also participants in the Plan and one trustee who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. Value Trust began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Value Trust has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Independent Trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as trustees/ directors of certain INVESCO Funds. The deferred amounts have been invested in shares of all of the INVESCO Funds. Each Independent Trustee may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.


REQUIRED VOTE

     Election of each nominee as a trustee of Value Trust requires the vote of a majority of the outstanding shares of each Fund present at the Meeting, in person or by proxy, and a majority of the outstanding shares of the other series of Value Trust present at a concurrent meeting of that series, in person or by proxy, taken in the aggregate.

           THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                    RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                      EACH OF THE NOMINEES IN PROPOSAL 3.

                    PROPOSAL 4: RATIFICATION OR REJECTION OF
                     SELECTION OF INDEPENDENT ACCOUNTANTS.

     The Board, including all of its Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of the Funds, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the trustees reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

REQUIRED VOTE

     Approval of Proposal 4 requires the affirmative vote of a majority of the votes of a Fund present at the Meeting, in person or by proxy, provided a quorum is present.

                   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                  INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                     DISTRIBUTOR, AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and Value Trust. IDI, a Delaware corporation that serves as each Fund's distributor, is a wholly owned subsidiary of INVESCO. ICM serves as each Fund's sub-adviser. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INVESCO currently serves as investment adviser to 14 open-end investment companies having aggregate net assets in excess of $21.1 billion as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     ICM serves as the sub-adviser to both Funds. ICM is an indirect wholly owned subsidiary of AMVESCAP PLC. INVESCO, as investment adviser, has contracted with ICM for providing portfolio

---------------

(1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
    INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

investment advisory services to both Funds. The principal executive officers and directors of ICM and their principal occupations are:

     Frank M. Bishop, President, Chief Executive Officer and Director; Edward C. Mitchell, Jr., Chairman of the Board; Terrence J. Miller, Deputy President and Director; Timothy J. Culler, Chief Investment Officer, Vice President and Director; David Hartley, Chief Financial Officer and Treasurer; Julie A. Skaggs, Vice President and Secretary; Luis A. Aguilar, Vice President and Assistant Secretary; Stephen A. Dana, Vice President and Director; Thomas W. Norwood, Vice President and Director; Donald B. Salee, Vice President and Director; Thomas L. Shields, Vice President and Director; Wendell M. Starke, Vice President and Director; A. D. Frazier, Director; and Deborah Lamb, Assistant Secretary.

     The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Pursuant to an Administrative Services Agreement between Value Trust and INVESCO, INVESCO provides administrative services to Value Trust, including sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1998, Value Trust paid INVESCO total compensation of $455,075 for such services.

     During the fiscal year ended August 31, 1998, Value Trust paid INVESCO, which also serves as Value Trust's transfer agent and dividend disbursing agent, total compensation of $4,890,325 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the shareholders at the Meeting. If, however, any other matters properly come before the shareholders at the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

     Value Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Value Trust, 7800 East Union Avenue, Denver, Colorado 80237. Value Trust has not received any shareholder proposals to be presented at this Meeting.


                                            By Order of the Board of Trustees
                                            /s/ Glen A. Payne
                                            -------------------------
                                            Glen A. Payne
                                            Secretary


March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of Value Equity Fund's and Total Return Fund's outstanding equity securities:




                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
-----------------------------------------------------------------------------------------
                  BENEFICIAL OWNERS OF 5% OR MORE OF VALUE EQUITY FUND
INVESCO Trust Co. Trustee...................................     [915,267.7630]    [6.30%]
  HNTB Corporation Retirement & Savings Plan                       Record
  c/o Joan Watanabe
  1201 Walnut, Suite 700
  Kansas City, MO 64106-2175
INVESCO Trust Co. Trustee...................................     [825,536.7820]    [5.68%]
  Morris Communications Corp.                                      Record
  Employees' Profit Sharing Ret. Plan
  725 Broad Street
  Augusta, GA 30901-1336
Charles Schwab & Co. Inc....................................     [732,543.2730]    [5.04%]
  Special Custody Acct. For the Exclusive Benefit of               Record
  Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
INVESCO Trust Company.......................................     [727,561.2850]    [5.01%]
  The Ritz Carlton Hotel Company                                   Record
  LLC Special Reserve Plan DC
  400 Colony Square Suite 2200
  1201 Peachtree Street NE
  Atlanta, GA 30361-3500
                  BENEFICIAL OWNERS OF 5% OR MORE OF TOTAL RETURN FUND
Charles Schwab & Co. Inc....................................  [20,622,121.9480]   [19.47%]
  Special Custody Acct. For the Exclusive Benefit of               Record
  Customers
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122
Connecticut General Life Ins. ..............................  [13,620,248.8680]   [12.86%]
  c/o Liz Pezda M-110                                              Record
  P.O. Box 2975 H 19 B
  Hartford, CT 06104-2975

                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENT
-----------------------------------------------------------------------------------------
Bankers Trust Company.......................................   [7,661,786.2120]    [7.23%]
  Siemens Savings Plan                                             Record
  100 Plaza One Suite M53048
  Jersey City, NJ 07311-3999
FIIOC Agent.................................................   [5,754,711.0250]    [5.43%]
  Employee Benefit Plans                                           Record
  100 Magellan Way KW1C
  Covington, KY 41015-1987

                                   APPENDIX B

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Value Trust, a Massachusetts business trust ("Trust"), on behalf of INVESCO Value Equity Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Stock Funds, Inc., a Maryland corporation ("Corporation"), on behalf of its INVESCO Value Equity Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Trust and Corporation are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Trust on behalf of Old Fund and by Corporation on behalf of New Fund.


     Old Fund intends to change its form, identity, and place of organization -- by converting from a series of a Massachusetts business trust to a series of a Maryland corporation -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of beneficial interest in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME


     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").


     2.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Trust that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferrable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

        3.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3.  Old Fund is a duly established and designated series of Trust;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2 New Fund represents and warrants as follows:

        3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Corporation;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the

                Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund,
               (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Trust's board of trustees and Corporation's board of directors (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Corporation's directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Trust in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5. Corporation (on behalf of and with respect to New Fund) shall have entered into a management contract and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Corporation's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Trust as the sole shareholder of New Fund.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2. Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.4. The execution and delivery of this Agreement have been authorized by Trust's trustees, and this Agreement has been executed and delivered by Trust's authorized officers acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of Trust personally, but shall bind only the assets and property of Old Fund, as provided in Trust's Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agrement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                                INVESCO VALUE TRUST,
                                                        on behalf of its series,
                                                        INVESCO Value Equity Fund


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President

ATTEST:                                                INVESCO STOCK FUNDS, INC.,
                                                        on behalf of its series,
                                                        INVESCO Value Equity Fund


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President

                                   APPENDIX C

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Value Trust, a Massachusetts business trust ("Trust"), on behalf of INVESCO Total Return Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Combination Stock & Bond Funds, Inc., a Maryland corporation ("Corporation"), on behalf of its INVESCO Total Return Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Trust and Corporation are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Trust on behalf of Old Fund and by Corporation on behalf of New Fund.


     Old Fund intends to change its form, identity, and place of organization -- by converting from a series of a Massachusetts business trust to a series of a Maryland corporation -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of beneficial interest in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

        Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on May 30, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Trust that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

        3.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3.  Old Fund is a duly established and designated series of Trust;

        3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Corporation;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the

                Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Trust's board of trustees and Corporation' board of directors (each, a "board") and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Corporation's directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Trust in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5. Corporation (on behalf of and with respect to New Fund) shall have entered into a management contract and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by Corporation's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Trust as the sole shareholder of New Fund.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.4. The execution and delivery of this Agreement have been authorized by Trust's trustees, and this Agreement has been executed and delivered by Trust's authorized officers acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of Trust personally, but shall bind only the assets and property of Old Fund, as provided in Trust's Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                                INVESCO VALUE TRUST,
                                                        on behalf of its series,
                                                        INVESCO Total Return Fund


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President

ATTEST:                                                INVESCO COMBINATION STOCK
                                                       & BOND FUNDS, INC.,
                                                        on behalf of its series,
                                                        INVESCO Total Return Fund


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President

                                   APPENDIX D

                        DIFFERENCES IN LEGAL STRUCTURES

     Unless otherwise defined in this Appendix, capitalized terms have the meanings set forth in the Proxy Statement.

                 DIFFERENCES BETWEEN THE LEGAL STRUCTURES OF A
            MARYLAND CORPORATION AND A MASSACHUSETTS BUSINESS TRUST

     Value Trust is organized as a Massachusetts business trust and two series of Value Trust are to be converted into series of two different Maryland corporations. This discussion provides a summary of the material differences between the legal structure of an investment company organized as a Maryland corporation and subject to the Maryland Statute and an investment company organized as a Massachusetts business trust under the Massachusetts Statute. The different legal structures are considered by contrasting the provisions of the Agreement and Declaration of Trust and bylaws of Value Trust (the "Trust") with the corporate charters and bylaws of Stock Funds and Combination Stock & Bond Funds, as well as the respective laws applicable to such entities.

     The following is not a complete list of differences. Shareholders should refer to the provisions of such charters and bylaws ("Governing Documents") of Stock Funds and Combination Stock & Bond Funds, the Maryland Statute, the declarations and bylaws of Value Trust and the Massachusetts Statute directly for a more thorough comparison. The Governing Documents of Stock Funds and Combination Stock & Bond Funds are substantially identical. Accordingly, unless otherwise indicated, the following discussion is applicable to shareholders of Stock Funds and Combination Stock & Bond Funds.

     GOVERNING DOCUMENTS. In order to form a Maryland corporation, one or more individuals over the age of 18 must sign and acknowledge articles of incorporation which contain statutorily required provisions and file them for record with the State Department of Assessments and Taxation of Maryland. The shareholders of a Maryland corporation are subject to the Maryland Statute and the Governing Documents of the corporation. The business and affairs of a Maryland corporation are managed under the direction of its Board of Directors.

     In order to be considered a Massachusetts business trust, an entity must file its trust document with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. The business and affairs of a Massachusetts business trust are governed by its trust instrument, called an Agreement and Declaration of Trust, as well as its bylaws. The Agreement and Declaration of Trust of the Trust is referred to herein as the "Massachusetts Declaration."

     SHAREHOLDER VOTING RIGHTS AND MEETINGS. Shareholders of both a Maryland corporation and a Massachusetts business trust are subject to the voting requirements contained in the 1940 Act for electing and removing trustees/directors, selecting auditors and approving investment advisory agreements and plans of distribution.

     The Governing Documents, consistent with the Maryland Statute, provide that the holder of each share of stock of a New Series is entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class. The Governing Documents of each New Series state that, on any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of series or class, shall be voted in the aggregate and not by series or class except when (1) otherwise expressly required by the Maryland Statute; (2) required by the 1940 Act; and (3) the matter does not affect any interest of the particular series or class, in which circumstance only shareholders of the affected series or class shall be entitled to vote thereon, unless otherwise expressly provided in the corporation's charter.

     There is no provision in the Massachusetts Statute addressing voting by beneficial owners. With respect to voting by series or class, the Massachusetts Declaration is similar to the Governing Documents for each corresponding New Series. Specifically, such Massachusetts Declaration provides that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and fractional shares shall be entitled to a proportionate fractional vote. Except with respect to matters as to which the trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with the other series or classes so entitled as a single class. The Massachusetts Declaration specifically provides that the shareholders of each series must act separately to act upon matters concerning advisory or management arrangements or investment policies or restrictions affecting such series.

     MATTERS REQUIRING SHAREHOLDER APPROVAL. Under the Maryland Statute, shareholder approval by a majority of all votes entitled to be cast on the matter is required to approve: (1) amendments of the charter except as described below; (2) a consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all of the assets of the corporation;
(3) a distribution in partial liquidation; or (4) a voluntary dissolution.

     Under the Governing Documents of each New Series, the corporation may take action upon the concurrence of a majority of the aggregate number of votes entitled to be cast where any provision of Maryland law requires the vote of a greater proportion of votes entitled to be cast thereon.

     The Massachusetts Declaration provides the trustees with a great deal of latitude as to which matters are to be submitted to a vote of shareholders. Specifically, shareholders have the power to vote only: (i) for the removal of trustees by vote of 2/3 of the outstanding shares of the Trust; (ii) to fill a vacancy on the Board of trustees by affirmative vote of a majority of shares represented at a special meeting of the shareholders, provided that a quorum is present and to the extent that a vacancy is not filled by the trustees as otherwise permitted by the 1940 Act; (iii) for amendments to the Massachusetts Declaration by vote of not less than a majority of the shares of the Trust; (iv) on termination of the Trust or any series by vote of not less than 2/3 of the shares of any such series of the Trust; (v) on any management or advisory contract to the extent provided by the 1940 Act; (vi) on certain other matters as may be required by applicable law, the bylaws, or by the Declaration; or
(vii) for the merger, consolidation, sale, lease or exchange of all or substantially all of the Trust Property by vote of not less than 2/3 of the shares of each Series. In addition, the Trustees may form an organization to take over all Trust Property in exchange for the securities of such organization with approval of the holders of a majority of the shares.

     Unlike the Maryland Statute, there is no specific provision under the Massachusetts Statute with respect to amendments of the Massachusetts Declaration. Under the Massachusetts Declaration, however, shareholders are entitled to vote on such amendments as described in the preceding paragraph.

     The Massachusetts Declaration may be amended without obtaining shareholder approval in order to (i) change the name of the Trust or any series thereof;
(ii) establish and designate any series of shares upon the execution by a majority of Trustees of an instrument setting forth such designation; and (iii) abolish any series of shares at any time that there are no shares outstanding of such series by act of a majority of trustees. The trustees may also amend the Massachusetts Declaration without the vote or consent of shareholders at any time if the trustees deem it necessary to conform the Massachusetts Declaration to applicable laws or regulations. The Governing Documents include a provision for amendment of the bylaws of the corporation by the board of directors, except for any provision which is specified not to be subject to alteration or repeal by the board. Under the Maryland Statute, the board of directors of an open-end investment company may amend the charter of such company to change the name of the Fund or the name or other designation of any classes or series without approval of the shareholders. The Massachusetts Declaration does not require shareholder approval to change the name of a Massachusetts Trust or the name or other designation of any classes or series.

     REMOVAL OF DIRECTORS/TRUSTEES. Unless the charter provides otherwise, the Maryland Statute requires the affirmative vote of a majority of all votes entitled to be cast for the election of directors, or to remove a director with or without cause. The Governing Documents specify that the shareholders may remove any director or directors by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, at any meeting of shareholders duly called and at which a quorum is present.

     The Massachusetts Statute is silent with respect to the removal of trustees from office. The Massachusetts Declaration provides for the removal of trustees with cause by action of 2/3 of the remaining trustees, or with or without cause by vote of 2/3 of the outstanding shares of the Trust at any special meeting of shareholders.

     QUORUM REQUIREMENTS. The Maryland Statute provides that the presence in person or by proxy of the holders of record of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum, except as provided otherwise by the charter or the 1940 Act. The Governing Documents require the presence of 1/3 of the shares of stock of the corporation entitled to vote, in person or by proxy, to constitute a quorum, except that in instances where applicable law requires approval by one or more classes of stock, the presence of the holders of 1/3 of the shares of each such class shall constitute a quorum. The bylaws of each New Series require a greater proportion of shareholders to constitute a quorum if necessitated by applicable law or the charter. When a quorum is present, a majority of the shares entitled to vote in person or by proxy shall decide any matter, unless a different vote is required under applicable law or the Governing Documents. The bylaws of each New Series also provide that a plurality of all votes cast at a meeting where a quorum is present shall be sufficient for the election of a director.

     The Massachusetts Statute does not contain a provision which defines a quorum. However, the Massachusetts Declaration of Trust and bylaws require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each series in order to constitute a quorum, except as otherwise provided by applicable laws or otherwise provided in the Declaration or bylaws of the Trust.

     SHAREHOLDERS' MEETINGS. Under the Maryland Statute, annual shareholders' meetings of a registered investment company are not required if the charter or bylaws of the company so provide; however, an annual meeting is required to be held when the 1940 Act requires the election of directors by shareholders. The Governing Documents of each New Series are consistent with the Maryland Statute. There is no provision in the Massachusetts Statute relating to annual shareholders' meetings, and neither the Massachusetts Declaration nor the bylaws of the Trust require an annual shareholders' meeting.

     With respect to special meetings of shareholders, the bylaws of each New Series, pursuant to the Maryland Statute, provide that a special meeting may be called by the president, or, in his absence, a vice president or a majority of the members of the board of directors or upon the written request of the holders of at least 10% of all shares issued and outstanding and entitled to vote at the meeting. There is no comparable provision in the Massachusetts Statute relating to special meetings of shareholders. The special meeting requirement under the Declaration of Trust is similar to that described above for each New Series, in that a special meeting of a series may be called by a majority of the trustees or upon written request of shareholders holding in the aggregate at least 10% of all outstanding shares of such Series.

     ACTION WITHOUT A SHAREHOLDERS' MEETING. Under the Maryland Statute, any action required to be approved at a meeting of the shareholders may also be approved by the unanimous written consent of the shareholders entitled to vote at such meeting.

     There is no specific provision in the Massachusetts Statute relating to shareholder action absent a meeting. Under the Massachusetts Declaration, however, any action by shareholders that may be taken at a meeting also may be taken by written action if a majority of the shareholders of each series entitled to vote on the matter consent in writing and the consents are filed with the records of shareholders' meetings.

     RECORD DATE. The Maryland Statute requires that the record date for determining which shareholders are entitled to notice of a meeting, to vote at a meeting, or to certain other rights, such as the record date for the payment of dividends, may be not more than 90 days and not less than 10 days before the date on which the meeting or other action requiring determination will be taken. Each Corporation's bylaws provide that for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the Corporation may provide that the share transfer books shall be closed for a stated period not to exceed, in any case, twenty days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than ninety days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, the later of the close of business on the date on which notice of the meeting is mailed or the thirtieth day before the meeting shall be the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders. The record date for determining shareholders entitled to receive payment of a dividend or an allotment of any rights shall be the close of business on the day on which the resolution of the board of directors declaring such dividend or allotment of rights is adopted. But the payment or allotment may not be made more than 60 days after the date on which the resolution is adopted. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     There is no provision in the Massachusetts Statute regarding record dates for shareholders entitled to notice of a meeting or to vote at a meeting. The Massachusetts Declaration permits the trustees from time to time to close the transfer books for a period not to exceed 30 days or to fix a record date for making shareholder determinations, which shall not be more than 60 days from the date of the meeting or other action requiring determination.

     NOTICE OF MEETINGS. The Maryland Statute requires that notice of each shareholders' meeting be given to each shareholder entitled to vote at the meeting no more than 90 days and not less than 10 days before a meeting. The bylaws of each New Series are consistent with this provision.

     There is no shareholder meeting notice provision in the Massachusetts Statute. Under the Massachusetts Declaration, notice of a shareholders' meeting must be given to shareholders at least 10 days and not more than 60 days before a meeting.

     SHAREHOLDER RIGHTS TO INSPECTION. The Maryland Statute provides that during usual business hours a shareholder may inspect and copy the following corporate documents: bylaws; minutes of shareholders' meetings; annual statements of affairs; and voting trust agreements. Moreover, one or more persons who together are, and for at least six months have been, shareholders of record of at least five percent of the outstanding stock of any class are entitled to inspect and copy the corporation's books of account and stock ledger and to review a statement of affairs and a list of shareholders.

     There is no provision in the Massachusetts Statute relating to the inspection of trust records by shareholders. The Massachusetts Declaration permits inspection by shareholders to the extent permitted by shareholders of a Massachusetts business corporation.

     DIVIDENDS AND OTHER DISTRIBUTIONS. The Maryland Statute allows the payment of a dividend or other distribution unless, after giving effect to the dividend or other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of business or (2) the corporation's total assets would be less than the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights upon dissolution are superior to those receiving the distribution.

     The Massachusetts Statute does not contain any statutory limitations on the payment of dividends and other distributions. The Massachusetts Declaration allows the trustees to declare and pay dividends within the board's discretion.

     SHAREHOLDER/BENEFICIAL OWNER LIABILITY. As a general matter, the shareholders of a Maryland corporation are not liable for the obligations of the corporation. Under the Maryland Statute, a shareholder of a Maryland corporation may, however, be liable in the amount of any distribution he or she accepts knowing that the distribution was made in violation of the corporation's charter or the Maryland Statute.

     The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a business trust. The beneficial owners of a Massachusetts business trust potentially could be held personally liable for obligations of the trust. The Massachusetts Declaration provides, however, that no shareholder shall be subject to any personal liability to any person in connection with Trust Property or the acts, obligations or affairs of the Trust or any series thereof.

     Therefore, the terms of the Massachusetts Declaration prohibit third parties from holding a shareholder personally liable for any claim.

     DIRECTOR/TRUSTEE LIABILITY. The standard of conduct for directors of a Maryland corporation is governed by the Maryland Statute. A director of a Maryland corporation is required to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will be protected from liability by reason of having been a director. Under the Maryland Statute, if it is established that a director did not perform his or her duties as required by the Maryland Statute, the director who votes or assents to a distribution made in violation of the Maryland Statute or the corporation's charter may be personally liable to the corporation for the amount of the distribution that exceeds what could have been made pursuant to the Maryland Statute or the charter.

     The Massachusetts Statute does not include an express provision limiting the liability of the trustees of a Massachusetts business trust. The trustees of a Massachusetts business trust can potentially be held liable for obligations of the trust. Under the Massachusetts Declaration, no trustee is subject to any personal liability to any person, except where such liability of the trustee is to the Trust, any shareholder, trustee, officer, employee or agent and such liability arises from the bad faith, willful misfeasance, gross negligence or reckless disregard of the trustee's duties.

     The Governing Documents limit the liability of directors to the fullest extent permitted by Maryland corporate law and the 1940 Act for acts or omissions which occur while such individual serves as director.

     INDEMNIFICATION. There is no provision in the Maryland Statute relating to indemnification of shareholders. The Governing Documents do not contain provisions relating to indemnification of shareholders. Generally shareholders of a Maryland corporation are not liable for the obligations of the corporation.

     The Maryland Statute permits indemnification of directors and officers. Under the Maryland Statute, this right may be limited by the charter or bylaws. The Governing Documents require indemnification of officers and directors to the fullest extent permitted by Maryland law and the 1940 Act.

     Under the Maryland Statute, indemnification is not permitted if it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director received an improper personal benefit in money, property, or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Under the Maryland Statute, unless the charter provides otherwise, indemnification against reasonable expenses incurred by a director is required for a director who is successful, on the merits or otherwise, in the defense of a proceeding to which he is made a party by reason of his service in such capacity.

     The Massachusetts Statute does not contain a specific provision addressing the indemnification of shareholders. The Massachusetts Declaration does, however, provide that if a shareholder is held personally liable by reason of a claim or liability incurred by the Trust, the shareholder shall be held harmless from and indemnified against all claims and liabilities incurred by the Trust which the shareholder has become subject to and legal and other expenses reasonably incurred in connection with any such claim or liability. The shareholders are to be indemnified out of the assets of the particular series of shares of which the shareholder is or was a shareholder.

     The Massachusetts Statute does not contain a specific provision addressing the indemnification of trustees and officers. Under the Massachusetts Declaration, however, indemnification of trustees and officers is provided to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such trustee in connection with any claim, action, suit or proceeding. Consistent with the provisions of the 1940 Act, indemnification is specifically excluded under the Massachusetts Declaration by reason of a final adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustees' duties.

[Name and Address]


                            INVESCO TOTAL RETURN FUND
                               INVESCO VALUE TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Trustees of INVESCO Value Trust (the "Trust") and relates to the proposals with respect to the Trust and to INVESCO Total Return Fund, a series of the Trust ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            INVESCO TOTAL RETURN FUND
                               INVESCO VALUE TRUST

VOTE ON TRUSTEES                                        FOR      WITHHOLD     FOR ALL
                                                        ALL        ALL        EXCEPT
3.   Election of the Trust's Board of Trustees:         [ ]        [ ]         [ ]           To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             -----------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

1.   To approve an Agreement and Plan of Conversion and Termination              [ ]           [ ]           [ ]
     providing for the conversion of Total Return Fund from a separate series of the Trust to a separate series of a Maryland Corporation (INVESCO
     Combination Stock & Bond Funds, Inc.), all as described in the accompanying Prospectus/Proxy Statement;
                                                                                 FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
2.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.
                                                                                 FOR         AGAINST       ABSTAIN
4.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]          [ ]            [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-------------------------------              -----------------------------------
Signature                                    Date



-------------------------------              -----------------------------------
Signature (Joint Owners)                     Date

[Back]



To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

                                             2. _______________________________

[Name and Address]


                            INVESCO VALUE EQUITY FUND
                               INVESCO VALUE TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

         This proxy is being solicited on behalf of the Board of Trustees of INVESCO Value Trust (the "Trust") and relates to the proposals with respect to the Trust and to INVESCO Value Equity Fund, a series of the Trust ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS


                                                                                DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            INVESCO VALUE EQUITY FUND
                               INVESCO VALUE TRUST

VOTE ON TRUSTEES                                        FOR      WITHHOLD      FOR ALL
                                                        ALL         ALL         EXCEPT
3.   Election of the Trust's Board of Trustees:         [ ]        [ ]          [ ]          To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;
                                                                                             ------------------------

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN

1.   To approve an Agreement and Plan of Conversion and Termination              [ ]           [ ]           [ ]
     providing for the conversion of Value Equity Fund from a separate series of the Trust to a separate series of a Maryland Corporation (INVESCO Stock
     Funds, Inc.);
                                                                                 FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
2.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X"
     IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.

                                                                                 FOR         AGAINST       ABSTAIN
4.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.



YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-------------------------------              -----------------------------------
Signature                                    Date


-------------------------------              -----------------------------------
Signature (Joint Owners)                     Date



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To vote against the proposed changes to one or more of the
specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING ARE AVAILABLE.

                                              2._______________________________